UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

Finch Therapeutics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40227	82-3433558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Inner Belt Road
Somerville, Massachusetts		02143
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 229-6499

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	FNCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2023, Finch Therapeutics Holdings LLC (“FTH”), a direct, wholly owned subsidiary of Finch Therapeutics Group, Inc. (the “Company”), and the Regents of the University of Minnesota (“UMN”), entered into an amendment (the “Amendment”) to the Amended and Restated Exclusive License Agreement, dated January 28, 2022, between FTH and UMN (the “UMN Agreement”).

Under the UMN Agreement, UMN granted FTH a worldwide, royalty-bearing, exclusive license, with the right to grant sublicenses, under certain patents and inventions of UMN to make, have made, use, offer to sell or sell, offer to lease or lease, import, or otherwise offer to dispose or dispose of any product or service that is covered by such licensed patents. Under the UMN Agreement, FTH is obligated to use commercially reasonable efforts to commercialize the licensed inventions and to manufacture and sell licensed products, including by meeting certain specific performance milestones. Pursuant to the Amendment, certain terms related to the performance milestones have been amended, including: (i) the allowance for satisfaction of FTH performance milestones directly or indirectly by way of a sublicensee, (ii) the extension of specified performance milestone deadlines, (iii) the addition of certain obligations related to development of licensed products, and (iv) the expansion of the performance milestone related to regulatory approval of licensed products to include additional jurisdictions. The Amendment also clarifies activities that satisfy specified performance milestones under the UMN Agreement.

The foregoing description of the UMN Agreement and the Amendment is qualified in its entirety by reference to the complete text of the UMN Agreement, which was previously filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K on March 31, 2022, and is incorporated by reference herein, and the complete text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2023.

Item 7.01 Regulation FD Disclosure.

On April 18, 2023, the Company issued a press release related to the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINCH THERAPEUTICS GROUP, INC.

Date:	April 18, 2023	By:	/s/ Mark Smith
Mark Smith, Ph.D. Chief Executive Officer